Exhibit 99.2
Blucora, Inc.
Supplemental Information
September 30, 2020

Blucora Consolidated Statements of Operations

(in thousands except %s and per share amounts, rounding differences may exist)	2018	2019					2020
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Segment revenue:
Wealth Management	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989	$115,884	$135,932
Tax Preparation	187,282	136,236	65,909	3,588	4,233	209,966	118,331	45,238	39,421
Total segment revenue	560,456	225,768	193,740	149,016	149,421	717,945	263,320	161,122	175,353
Operating Expenses:
Cost of revenue:
Wealth Management	253,580	61,374	87,477	102,030	101,200	352,081	102,342	83,868	96,122
Tax Preparation	10,040	4,201	3,149	1,633	1,708	10,691	4,013	3,054	2,692
Amortization of acquired technology	99	—	—	—	—	—	—	—	—
Total segment cost of revenue	263,719	65,575	90,626	103,663	102,908	362,772	106,355	86,922	98,814
Engineering and technology	19,332	6,529	7,159	8,635	8,608	30,931	8,515	7,377	6,007
Sales and marketing	111,361	55,572	29,256	19,976	21,401	126,205	79,710	40,057	31,018
General and administrative	60,124	17,077	19,002	19,642	22,808	78,529	24,728	20,200	18,605
Depreciation	4,468	1,061	1,315	1,470	1,633	5,479	1,796	1,675	1,874
Amortization of other acquired intangible assets	33,487	8,044	9,169	10,082	10,062	37,357	7,748	6,673	7,746
Impairment of goodwill and an intangible asset	—	—	—	50,900	—	50,900	270,625	—	—
Acquisition and integration	—	1,797	9,183	6,759	8,024	25,763	5,682	2,824	10,276
Restructuring	288	—	—	—	—	—	—	—	—
Total operating expenses	492,779	155,655	165,710	221,127	175,444	717,936	505,159	165,728	174,340
Operating income (loss)	67,677	70,113	28,030	(72,111)	(26,023)	9	(241,839)	(4,606)	1,013
Other loss, net	(15,797)	(3,958)	(5,118)	(2,606)	(5,233)	(16,915)	(6,135)	(5,288)	(11,963)
Income (loss) before income taxes	51,880	66,155	22,912	(74,717)	(31,256)	(16,906)	(247,974)	(9,894)	(10,950)
Income tax benefit (expense)	(311)	(3,985)	8,124	12,331	48,584	65,054	(67,520)	59,539	(15,256)
Net income attributable to noncontrolling interests	(935)	—	—	—	—	—	—	—	—
Net income (loss) attributable to Blucora, Inc.	50,634	62,170	31,036	(62,386)	17,328	48,148	(315,494)	49,645	(26,206)
Net income (loss) per share attributable to Blucora, Inc.:
Basic	$0.94	$1.29	$0.64	$(1.28)	$0.36	$1.00	$(6.60)	$1.04	$(0.55)
Diluted	$0.90	$1.25	$0.62	$(1.28)	$0.36	$0.98	$(6.60)	$1.03	$(0.55)
Weighted average shares outstanding:
Basic	47,394	48,161	48,555	48,652	47,689	48,264	47,827	47,941	48,039
Diluted	49,381	49,542	49,822	48,652	48,344	49,282	47,827	48,092	48,039

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2018	2019					2020
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Segment revenue:
Wealth Management (1)	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989	$115,884	$135,932
Tax Preparation (2)	187,282	136,236	65,909	3,588	4,233	209,966	118,331	45,238	39,421
Total segment revenue	$560,456	$225,768	$193,740	$149,016	$149,421	$717,945	$263,320	$161,122	$175,353
Segment operating income (loss): (3)
Wealth Management (1)	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292	$22,598	$11,731	$17,498
Tax Preparation (2)	87,249	79,272	41,368	(12,075)	(12,316)	96,249	37,753	6,659	16,234
Total segment operating income (loss)	$140,302	$90,812	$58,347	$8,556	$6,826	$164,541	$60,351	$18,390	$33,732
Segment operating income (loss) % of revenue:
Wealth Management (1)	14%	13%	13%	14%	13%	13%	16%	10%	13%
Tax Preparation (2)	47%	58%	63%	(337)%	(291)%	46%	32%	15%	41%
Total segment operating income (loss) % of revenue	25%	40%	30%	6%	5%	23%	23%	11%	19%
Unallocated corporate-level general and administrative expenses (3)	$20,495	$7,105	$6,221	$6,476	$7,559	$27,361	$7,016	$5,810	$6,745
Adjusted EBITDA (4)	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180	$53,335	$12,580	$26,987
Other unallocated corporate-level operating expenses: (3)
Stock-based compensation	$13,253	$2,443	$4,082	$4,639	$5,136	$16,300	$(1,201)	$3,904	$4,517
Acquisition and integration—Excl. Change in fair value of acquisition-related contingent consideration	—	1,797	9,183	6,759	8,024	25,763	5,682	2,824	11,276
Acquisition and integration—Change in fair value of acquisition-related contingent consideration	—	—	—	—	—	—	—	—	(1,000)
Depreciation	5,003	1,310	1,662	1,811	2,068	6,851	2,420	2,412	2,620
Amortization of acquired intangible assets	33,586	8,044	9,169	10,082	10,062	37,357	7,748	6,673	7,746
Executive transition costs	—	—	—	—	—	—	9,184	636	405
Headquarters relocation costs	—	—	—	—	—	—	716	737	410
Impairment of goodwill and intangible asset	—	—	—	50,900	—	50,900	270,625	—	—
Restructuring	288	—	—	—	—	—	—	—	—
Operating income (loss)	$67,677	$70,113	$28,030	$(72,111)	$(26,023)	$9	$(241,839)	$(4,606)	$1,013
Unallocated other (income) loss, net: (3)
Interest expense	$15,610	$3,776	$4,770	$5,469	$5,002	$19,017	$5,316	$4,840	7,254
Amortization of debt issuance costs	833	172	375	301	194	1,042	313	331	362
Accretion of debt discounts	163	38	85	66	39	228	68	70	276
Total interest expense	$16,606	$3,986	$5,230	$5,836	$5,235	$20,287	$5,697	$5,241	$7,892
Interest income	(349)	(140)	(149)	(52)	(108)	(449)	(14)	(11)	(2)
Loss on debt extinguishment and modification expense	1,534	—	—	—	—	—	—	—	—
Gain on sale of a business	—	—	—	(3,256)	—	(3,256)	—	—	(349)
Non-capitalized debt issuance expenses	—	—	—	—	—	—	—	—	3,687
Other (income) loss, net	(1,994)	112	37	78	106	333	452	58	735
Total other loss, net	$15,797	$3,958	$5,118	$2,606	$5,233	$16,915	$6,135	$5,288	$11,963
Income (loss) before income taxes	$51,880	$66,155	$22,912	$(74,717)	$(31,256)	$(16,906)	$(247,974)	$(9,894)	$(10,950)
Income tax (benefit) expense:
Cash	$2,714	$834	$3,193	$3,262	$(3,725)	$3,564	$483	$158	$269
Non-cash (5)	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)	67,037	(59,697)	14,987
Total income tax (benefit) expense	$311	$3,985	$(8,124)	$(12,331)	$(48,584)	$(65,054)	$67,520	$(59,539)	$15,256
GAAP net income (loss)	$51,569	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)	$49,645	$(26,206)
GAAP impact of noncontrolling interests (6)	(935)	—	—	—	—	—	—	—	—
GAAP net income (loss) attributable to Blucora, Inc.	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)	$49,645	$(26,206)
GAAP net income (loss) per share - diluted	$0.90	$1.25	$0.62	$(1.28)	$0.36	$0.98	$(6.60)	$1.03	$(0.55)
Non-GAAP net income (loss) (4)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198	$43,561	$4,463	$15,055
Non-GAAP net income (loss) per share - diluted (4) (7)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11	$0.90	$0.09	$0.31
Basic weighted average shares outstanding	47,394	48,161	48,555	48,652	47,689	48,264	47,827	47,941	48,039
Diluted weighted average shares outstanding	49,381	49,542	49,822	48,652	48,344	49,282	47,827	48,092	48,039

Notes to Consolidated Financial Results

(1)The operations of 1st Global are included in the Company's operating results as part of the Wealth Management segment beginning May 6, 2019 when 1st Global was acquired. The operations of HKFS are included in the Company's operating results as part of the Wealth Management segment beginning July 1, 2020 when HKFS was acquired.
(2)As a highly seasonal business, almost all of the Tax Preparation revenue is typically generated in the first four months of the calendar year. In March 2020 and as a result of the coronavirus pandemic, the Internal Revenue Service extended the filing deadline for federal tax returns from April 15, 2020 to July 15, 2020. This filing extension resulted in the shifting of a significant portion of Tax Preparation segment revenue and segment income that is usually earned in the first and second quarters of 2020 to the third quarter of 2020.
(3)We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, impairment of goodwill and intangible asset, restructuring, other income/loss, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate operating expenses."
(4)Non-GAAP measure. See Reconciliation of Certain Non-GAAP Financial Measures on page 5 for additional information.
(5)Amounts represent the non-cash portion of income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.
(6)GAAP income (loss) excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) through December 31, 2018, which was the final measurement date of those ownership interests.
(7)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Reconciliation of Certain Non-GAAP Financial Measures (1) (2)

	2018	2019					2020
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc. (1) (2)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)	$49,645	$(26,206)
Stock-based compensation	13,253	2,443	4,082	4,639	5,136	16,300	(1,201)	3,904	4,517
Depreciation and amortization of acquired intangible assets	38,589	9,354	10,831	11,893	12,130	44,208	10,168	9,085	10,366
Other loss, net	15,797	3,958	5,118	2,606	5,233	16,915	6,135	5,288	11,963
Acquisition and integration costs	—	1,797	9,183	6,759	8,024	25,763	5,682	2,824	10,276
Executive transition costs	—	—	—	—	—	—	9,184	636	405
Headquarters relocation costs	—	—	—	—	—	—	716	737	410
Restructuring	288	—	—	—	—	—	—	—	—
Net income attributable to noncontrolling interests	935	—	—	—	—	—	—	—	—
Income tax (benefit) expense	311	3,985	(8,124)	(12,331)	(48,584)	(65,054)	67,520	(59,539)	15,256
Impairment of goodwill and intangible asset	—	—	—	50,900	—	50,900	270,625	—	—
Adjusted EBITDA	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180	$53,335	$12,580	$26,987
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (1) (2)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148	$(315,494)	$49,645	$(26,206)
Stock-based compensation	13,253	2,443	4,082	4,639	5,136	16,300	(1,201)	3,904	4,517
Amortization of acquired intangible assets	33,586	8,044	9,169	10,082	10,062	37,357	7,748	6,673	7,746
Impairment of goodwill and an intangible asset	—	—	—	50,900	—	50,900	270,625	—	—
Gain on the sale of a business	—	—	—	(3,256)	—	(3,256)	—	—	(349)
Acquisition and integration costs	—	1,797	9,183	6,759	8,024	25,763	5,682	2,824	10,276
Executive transition costs	—	—	—	—	—	—	9,184	636	405
Headquarters relocation costs	—	—	—	—	—	—	716	737	410
Non-capitalized debt issuance expenses	—	—	—	—	—	—	—	—	3,687
Restructuring	288	—	—	—	—	—	—	—	—
Net income attributable to noncontrolling interests	935	—	—	—	—	—	—	—	—
Cash tax impact of adjustments to GAAP net income	(2,257)	(411)	(771)	(710)	(504)	(2,396)	(736)	(259)	(418)
Non-cash income tax (benefit) expense	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)	67,037	(59,697)	14,987
Non-GAAP net income (loss)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198	$43,561	$4,463	$15,055

Non-GAAP net income (loss) per share (3)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11	$0.90	$0.09	$0.31
Weighted average shares outstanding (3)	49,381	49,542	49,822	48,652	47,689	49,282	48,253	48,092	48,203

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures on next page

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1)We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, restructuring, other loss, net, net income attributable to noncontrolling interests, acquisition and integration costs, income tax (benefit) expense, the impairment of goodwill and an intangible asset, executive transition costs, and headquarters relocation costs. Restructuring costs relate to the relocation of our corporate headquarters that were completed in 2018. Acquisition and integration costs relate to the acquisition of 1st Global and the acquisition of HKFS. The impairment of an intangible asset relates to the impairment of the HD Vest trade name intangible asset. The impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill that was recognized in the first quarter of 2020. Executive transition costs relate to the departure of certain company executives in the first quarter of 2020. Headquarters relocation costs relate to the process of moving from our Dallas and Irving offices to our new headquarters office.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income (loss) as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, the impairment of goodwill and an intangible asset, gain on the sale of a business, acquisition and integration costs, executive transition costs, headquarters relocation costs, non-capitalized debt issuance expenses, restructuring costs, net income attributable to noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024. Gain of the sale of a business relates to the disposition of SimpleTax in the third quarter of 2019 and the subsequent working capital adjustment in the third quarter of 2020. Non-capitalized debt issuance expense relates to the expense recognized as a result of the increase to our term loan in the third quarter of 2020.

We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income (loss) and non-GAAP net income (loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and GAAP net income (loss) per share. Other companies may calculate these non-GAAP measures differently, and, therefore, our non-GAAP net income (loss) and non-GAAP net income (loss) per share may not be comparable to similarly titled measures of other companies.

(2)As presented in the Blucora Consolidated Financial Results (unaudited) on page 3.

(3)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Net Leverage Ratio

	2018		2019								2020
(in thousands except ratio, rounding differences may exist)	4Q		1Q		2Q		3Q		4Q		1Q		2Q		3Q
DEBT:
Senior secured credit facility	$265,000		$265,000		$390,000		$390,000		$399,687		$444,375		$389,062		$563,609
CASH:
Cash and cash equivalents	$84,524		$149,762		$109,606		$97,466		$80,820		$168,198		$90,081		$151,166
NET DEBT (2)	$180,476		$115,238		$280,394		$292,534		$318,867		$276,177		$298,981		$412,443

Last twelve months:
SEGMENT INCOME:
Wealth Management	$53,053		$51,518		$55,543		$63,283		$68,292		$79,350		$74,102		$70,969
Tax Preparation	87,249		107,715		104,962		99,823		96,249		54,730		20,021		48,330
	$140,302		$159,233		$160,505		$163,106		$164,541		$134,080		$94,123		119,299
Unallocated corporate-level general and administrative expenses	(20,495)		(22,059)		(24,042)		(25,946)		(27,361)		(27,272)		(26,861)		(27,130)
ADJUSTED EBITDA (1)	$119,807		$137,174		$136,463		$137,160		$137,180		$106,808		$67,262		$92,169

NET LEVERAGE RATIO (1) (3)	1.5	x	0.8	x	2.1	x	2.1	x	2.3	x	2.6	x	4.4	x	4.5	x

Blucora Reconciliation of Trailing Twelve Month ("TTM") Adjusted EBITDA (1) (4)

	2018	2019				2020
(in thousands except per share amounts, rounding differences may exist)	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc.	$50,634	$67,463	$63,261	$14,839	$48,148	$(329,516)	$(310,907)	$(274,727)
Stock-based compensation	13,253	12,741	13,093	14,858	16,300	12,656	12,478	12,356
Depreciation and amortization of acquired intangible assets	38,589	37,584	38,436	41,128	44,208	45,022	43,276	41,749
Other loss, net	15,797	14,527	16,886	15,629	16,915	19,092	19,262	28,619
Acquisition and integration costs	—	1,797	10,980	17,739	25,763	29,648	23,289	26,806
Executive transition costs	—	—	—	—	—	9,184	9,820	10,225
Headquarters relocation costs	—	—	—	—	—	716	1,453	1,863
Restructuring	288	(1)	(3)	(3)	—	—	—	—
Net income attributable to noncontrolling interests	935	730	508	281	—	—	—	—
Income tax (benefit) expense	311	2,333	(6,698)	(18,211)	(65,054)	(1,519)	(52,934)	(25,347)
Impairment of goodwill and intangible asset	—	—	—	50,900	50,900	321,525	321,525	270,625
Adjusted EBITDA	$119,807	$137,174	$136,463	$137,160	$137,180	$106,808	$67,262	$92,169
1.Non-GAAP measure using Adjusted EBITDA for the last twelve months. Adjusted EBITDA for the trailing twelve month period is reconciled to the nearest GAAP measure on this page.
2.We define net debt, a non-GAAP financial measure, as cash and cash equivalents less the outstanding principal of debt. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service our debt.
3.Net leverage ratio is calculated by dividing net debt by Adjusted EBITDA for the trailing twelve months.
4.For additional information on Adjusted EBITDA and its use as a non-GAAP measure, see page 6.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2018	2019					2020
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Net cash provided by (used in) operating activities	$105,548	$70,236	$26,576	$(565)	$(3,443)	$92,804	$46,864	$(12,490)	$940
Purchases of property and equipment	(7,633)	(1,243)	(1,695)	(3,949)	(3,614)	(10,501)	(7,715)	(11,357)	(9,639)
Operating free cash flow	$97,915	$68,993	$24,881	$(4,514)	$(7,057)	$82,303	$39,149	$(23,847)	$(8,699)
(1)We define operating free cash flow from continuing operations, which is a non-GAAP measure, as net cash provided by (used in) operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2018	2019					2020
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Segment revenue	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989	$115,884	$135,932
Less: Financial professional commission payout	$(252,357)	$(60,860)	$(86,583)	$(100,700)	$(99,860)	$(348,003)	$(100,804)	$(82,656)	$(94,794)
Segment net revenue (1)	$120,817	$28,672	$41,248	$44,728	$45,328	$159,976	$44,185	$33,228	$41,138
Segment income (2)	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292	$22,598	$11,731	$17,498
Segment income % of revenue	14%	13%	13%	14%	13%	13%	16%	10%	13%
Segment income % of net revenue	44%	40%	41%	46%	42%	43%	51%	35%	43%

(in thousands except %s, rounding differences may exist)			2018	2019					2020
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Financial professional-driven	Advisory	- Advisory asset levels	$164,353	$39,757	$61,410	$75,579	$75,621	$252,367	$78,757	$66,303	$82,612
	Commission	- Transactions - Asset levels - Product mix	164,201	37,160	48,068	52,623	53,199	191,050	50,580	39,836	44,921
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	31,456	9,693	13,219	13,618	11,652	48,182	10,579	3,981	4,351
	Transaction and fee	- Account activity - Number of clients - Number of financial professionals - Number of accounts	13,164	2,922	5,134	3,608	4,716	16,380	5,073	5,764	4,048
	Total revenue		$373,174	$89,532	$127,831	$145,428	$145,188	$507,979	$144,989	$115,884	$135,932
	Total recurring revenue (3)		$303,117	$73,241	$106,557	$121,304	$121,026	$422,128	$119,255	$100,004	$117,822
	Recurring revenue rate (3)		81.2%	81.8%	83.4%	83.4%	83.4%	83.1%	82.3%	86.3%	86.7%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2018	2019					2020
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q
Total client assets	$42,249,055	$46,164,603	$67,602,006	$67,682,510	$70,644,385	$70,644,385	$61,014,454	$68,519,998	$76,152,721
Brokerage assets	$29,693,650	$32,176,414	$41,335,972	$41,358,346	$43,015,221	$43,015,221	$37,395,490	$41,964,610	$43,733,735
Advisory assets	$12,555,405	$13,988,189	$26,266,034	$26,324,164	$27,629,164	$27,629,164	$23,618,964	$26,555,388	$32,418,986
% of total client assets	29.7%	30.3%	38.9%	38.9%	39.1%	39.1%	38.7%	38.8%	42.6%
Number of financial professionals (in ones) (4)	3,593	3,553	4,225	4,119	3,984	3,984	3,945	3,862	3,975
Advisory and commission revenue per financial professional (5)	$91.4	$21.6	$25.9	$31.1	$32.3	$111.3	$32.8	$27.5	$32.1
(1)Non-GAAP financial measure represents segment revenue less financial professional commission payout.
(2)Excludes expenses associated with non-recurring projects.
(3)Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.
(4)The increase in financial professionals in the third quarter of 2020 resulted from the addition of 19 in-house financial professionals (licensed financial planning consultants, which are employees of HKFS) and 131 licensed referring representatives at CPA firms that partner with HKFS.
(5)Full year advisory and commission revenue per financial professional is based upon a full year of advisory and commission revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s and as otherwise indicated, rounding differences may exist)	Nine months ended September 30,			Year-to-date period ended July 16,
	2020	2019	% change	2020 (1)	2019 (1)	% change
Total e-files (2)	5,234	5,165	1%	5,149	5,108	1%
Consumers
E-files (2)	3,145	3,203	(2)%	3,113	3,184	(2)%
Preparers
E-files	2,089	1,962	6%	2,036	1,924	6%
Units sold (in ones)	20,288	20,679	(2)%	20,207	20,596	(2)%
E-files per unit sold (in ones)	102.9	94.9	8%	100.8	93.4	8%

(1)Tax season begins on the first day that the IRS begins accepting e-files and ends on filing deadline day plus one day. As a result of the coronavirus pandemic, the IRS extended the filing deadline for federal tax returns relating to the 2019 tax year to July 15, 2020. In order to provide comparable prior period data, we also provided e-file information for the equivalent period in 2019.
(2)We participate in the Free File Alliance that is part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines. Free File Alliance e-files are included within total e-files and consumer e-files above.